SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C.  20549


                               FORM 8-K


                             CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    July 14, 1994
                                                -------------------


                     The CIT Group Holdings, Inc.
- - ------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


   Delaware           1-1861                  13-2994534
- - ------------------------------------------------------------------
 (State or other     (Commission             (IRS Employer
  jurisdiction of     File Number)             Identification No.)
  incorporation)


                      1211 Avenue of the Americas
                       New York, New York  10036
- - ------------------------------------------------------------------


Registrant's telephone number, including area code (212) 536-1950
                                                   ---------------



- - ------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         See attached press release.

                              SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      THE CIT GROUP HOLDINGS, INC.
                                      -----------------------------
                                             (Registrant)


                                      By /s/ JOSEPH J. CARROLL
                                        ---------------------------
                                       Joseph J. Carroll
                                       Executive Vice President and
                                       Chief Financial Officer

Dated:  July 19, 1994

                                                          NEWS
(THE CIT GROUP, INC. LETTERHEAD)


                                Contact:   Joseph J. Carroll
                                           Chief Financial Officer
                                           (201) 740-5214



FROM:    THE CIT GROUP HOLDINGS, INC.
         1211 AVENUE OF THE AMERICAS
         NEW YORK, NY  10036

FOR IMMEDIATE RELEASE
- - ---------------------

THE CIT GROUP REPORTS RECORD EARNINGS OF $51.0 MILLION IN 1994 SECOND QUARTER;
- - ------------------------------------------------------------------------------

               9.4 PERCENT INCREASE OVER 1993 SECOND QUARTER;
               ----------------------------------------------

             SIX MONTH NET INCOME OF $99.0 MILLION, ALSO A RECORD;
             ----------------------------------------------------

     NEW YORK, NEW YORK, JULY 14, 1994 --- The CIT Group Holdings, Inc., one of the nation's leading asset-based finance companies, today reported record net income of $51.0 million for the quarter ended June 30, 1994, an increase of 9.4 percent from the $46.6 million reported for the second quarter of 1993. Net income for the first six months of 1994 was $99.0 million, also a record and a 9.8 percent increase over the prior year. The record earnings were principally due to improved fees and other revenue, coupled with increased net interest revenue from higher financing and leasing assets in 1994. These improvements benefited from the revenues of Barclays Commercial Corporation
(BCC) which was acquired on February 28, 1994.
     "CIT's performance is a reflection of the generally expanding economy we are experiencing," said Albert R. Gamper, Jr., CIT president and CEO. "This strength is broad-based and hopefully will not be impacted by dampening tax or monetary actions," he added.
     "The recent upgrade of our senior debt rating by Duff & Phelps to AA- and the announcement last week that Moody's is reviewing our A1 rating for possible upgrade are tangible evidence that CIT's consistent growth and earnings improvement is recognized in the marketplace," noted Gamper.
     "On the lending side, we are now seeing aggressive practices relative to rates and structure in the marketplace. We are concerned that this may be a revival of practices characteristic of the '80s when lenders forgot the concept of risk/reward," said Gamper.

OTHER HIGHLIGHTS:
     - Financing and leasing assets totaled $14.5 billion, up 1.3 percent from $14.3 billion at March 31, 1994 and 14.3 percent from $12.7 billion at June 30, 1993. The increase from last year includes the acquisition of BCC and continued growth in most operating units.
     - Net interest revenue rose to $193.2 million in the second quarter of 1994, up 14.7 percent from $168.5 million in the second quarter of 1993, reflecting the improved fee income and interest from the higher levels of financing and leasing assets, offset in part by a rise in short-term market interest rates during 1994.
     - Operating expenses before the provision for credit losses totaled $86.4 million, 2.58 percent of average financing and leasing assets, versus $68.9 million, 2.24 percent of average financing and leasing assets in the second quarter of 1993. The increases are largely attributable to incremental expenses of the recently acquired BCC factoring unit and the expanded Consumer Finance operation.
     -     Net charge-offs for the second quarter of 1994 were $23.1 million,
           0.67 percent of average finance receivables, compared to $22.2 million, 0.72 percent of average finance receivables for the second quarter of 1993.
     - Finance receivables past due 60 days or more declined to $187.8 million (1.36 percent of finance receivables) at June 30, 1994 from $198.2 million (1.46 percent of finance receivables) at March 31, 1994 and $216.1 million (1.71 percent of finance receivables) at December 31, 1993. Past due receivables on nonaccrual status were $117.0 million (0.85 percent of finance receivables) at June 30, 1994 up from $105.6 million (0.78 percent of finance receivables) at March 31, 1994 but improved from $139.9 million (1.11 percent of finance receivables) at year-end 1993.
     - Assets received in the settlement of loans were $67.6 million at June 30, 1994, compared to $79.5 million at March 31, 1994 and $87.0 million at December 31, 1993.


                                     # # #

        The CIT Group Holdings, Inc., one of the nation's largest asset-based lenders, is owned 60 percent by The Dai-Ichi Kangyo Bank Limited, the largest bank in the world, and 40 percent by Chemical Banking Corporation, one of the largest bank holding companies in the United States.





                (SEE ATTACHED TABLES FOR ADDITIONAL FINANCIAL DATA)

                            THE CIT GROUP HOLDINGS, INC.

                                  AND SUBSIDIARIES

                           CONSOLIDATED INCOME STATEMENTS

                            (DOLLAR AMOUNTS IN THOUSANDS)


                                            THREE MONTHS ENDED
                                                  JUNE 30,
                            --------------------------------------------------
                                1994        % TO AEA        1993      % TO AEA
                            ------------    --------    -----------   --------

Interest and fees earned    $    340,504     10.04%*    $   295,190    9.48%*
Interest expense                 147,255      4.28 *        126,733    4.00 *
                            ------------      -----      ----------    ----


Net interest revenue             193,249      5.76          168,457    5.48
                            ------------      ----        ---------    ----

Gains on asset sales               3,371       .10            2,906     .10

Salaries and employee benefits    49,057      1.46           36,909    1.20
Other operating expenses          37,389      1.12           31,949    1.04
                            ------------      ----       ----------    ----

  Operating expenses before
   provision for credit losses    86,446      2.58           68,858    2.24

Provision for credit losses
 on net charge-offs               23,109       .67 **        22,174     .72 **
Provision for credit losses
 for reserve change                4,302       .13            4,718     .15
                            ------------      ----       ----------    ----

  Provision for credit
    losses                        27,411       .82           26,892     .88
                            ------------      ----       ----------    ----

  Total operating expenses       113,857      3.39           95,750    3.12
                            ------------      ----       ----------    ----

Income before provision for
  income taxes                    82,763      2.47           75,613    2.46

Provision for income taxes        31,792       .95           29,010     .94
                            ------------      ----       ----------    ----

  Net income                $     50,971      1.52%     $    46,603    1.52%
                            ============      ====      ===========    ====

Average financing and
 leasing assets (AEA)        $13,426,457                $12,290,608

Average finance receivables  $13,729,744                $12,280,962

* Excludes interest income and interest expense relating to interest-bearing deposits
** Percent to average finance receivables

                             THE CIT GROUP HOLDINGS, INC.

                                    AND SUBSIDIARIES

                            CONSOLIDATED INCOME STATEMENTS

                             (DOLLAR AMOUNTS IN THOUSANDS)


                                             SIX MONTHS ENDED
                                                 JUNE 30,
                              -----------------------------------------------
                                 1994       % to AEA      1993      % to AEA
                              ----------    --------   -----------  --------

Interest and fees earned      $  644,414      9.62%*   $   582,871    9.51%*
Interest expense                 276,095      4.06 *       251,419    4.02 *
                              ----------      ----     -----------    ----

Net interest revenue             368,319      5.56         331,452    5.49
                              ----------      ----     -----------    ----

Gains on asset sales              10,996       .17           4,178     .07

Salaries and employee benefits    92,307      1.39          74,683    1.24
Other operating expenses          74,688      1.13          61,845    1.02
                              ----------      ----     -----------    ----
  Operating expenses before
  provision for credit losses    166,995      2.52         136,528    2.26

Provision for credit losses
 on net charge-offs               48,914       .74 **       44,561     .74 **
Provision for credit losses
 for reserve change                3,378       .05           6,632     .11
                              ----------      ----     -----------    ----

  Provision for credit losses     52,292       .79          51,193     .85
                              ----------      ----     -----------    ----

  Total operating expenses       219,287      3.31         187,721    3.11
                              ----------      ----     -----------    ----

Income before provision for
  income taxes                   160,028      2.42         147,909    2.45

Provision for income taxes        61,022       .92          57,774     .96
                              ----------      ----     -----------    ----

  Net income                 $    99,006      1.50%    $    90,135    1.49%
                             ===========      ====     ===========    ====
Average financing and
 leasing assets (AEA)        $13,246,944               $12,069,068

Average finance receivables  $13,247,293               $12,077,141

* Excludes interest income and interest expense relating to interest-bearing deposits
** Percent to average finance receivables

                          THE CIT GROUP HOLDINGS, INC.
                                 AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                         (Dollar Amounts in Thousands)

                                                    June 30,    December 31,
ASSETS                                                1994          1993
                                                  -----------    -----------
Financing and leasing assets
Finance receivables (net of unearned finance
 income of $1,541,365 and $1,482,069)
CORPORATE FINANCE
Capital Equipment Financing                       $ 4,322,804    $ 4,394,528
Business Credit                                     1,330,403      1,282,133
Credit Finance                                        709,059        645,642
                                                  -----------    -----------
                                                    6,362,266      6,322,303
DEALER AND MANUFACTURER FINANCING
Industrial Financing                                3,960,577      3,880,991
Sales Financing and Consumer Finance                1,604,720      1,438,865
                                                  -----------    -----------
                                                    5,565,297      5,319,856
FACTORING
Commercial Services                                 1,851,670        981,935
                                                   ----------    -----------

  Finance receivables                              13,779,233     12,624,094
Reserve for credit losses                            (183,112)      (169,378)
                                                   ----------    -----------

  Net finance receivables                          13,596,121     12,454,716

Equipment under operating lease, net                  736,717        751,901
                                                   ----------    -----------
  Net financing and leasing assets                 14,332,838     13,206,617

CASH AND CASH EQUIVALENTS
Cash                                                  50,013         101,554
Interest-bearing deposits                             24,000           -
                                                  -----------    -----------
  Cash and cash equivalents                           74,013         101,554

Other assets                                         433,553         420,310
                                                   ---------     -----------
  TOTAL ASSETS                                   $14,840,404     $13,728,481

LIABILITIES AND STOCKHOLDERS' EQUITY
- - ------------------------------------
DEBT
Commercial paper                                 $ 6,227,088     $ 6,516,139
Variable rate notes                                2,462,500       1,686,500
Fixed rate notes                                   2,408,677       2,392,500
Subordinated fixed rate notes                        300,000         200,000
                                                   ----------    -----------
  Total debt                                      11,398,265      10,795,139
                                                  ==========      ==========

Credit balances of factoring clients                 953,484         521,728
Accrued liabilities and payables                     343,604         324,520
Deferred Federal income taxes and investment tax
 credits                                             403,286         394,859
                                                  ----------      ----------
  Total liabilities                               13,098,639      12,036,246

STOCKHOLDERS' EQUITY
Common stock - authorized, issued and
 outstanding - 1,000 shares                          250,000         250,000
Paid-in capital                                      408,320         408,320
Retained earnings                                  1,083,445       1,033,915
                                                   ----------    -----------
  Total stockholders' equity                       1,741,765       1,692,235
                                                   ----------    -----------
  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $14,840,404      $13,728,481
                                                 ===========      ===========